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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                  May 31, 2007
                          ----------------------------

                              PIER 1 IMPORTS, INC.
               (Exact name of registrant as specified in charter)

          Delaware                      1-7832                   75-1729843
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation or                                     Identification No.)
        organization)

                                100 Pier 1 Place
                             Fort Worth, Texas 76102
              (Address of principal executive offices and zip code)

                                 (817) 252-8000
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01 Entry into a Material Definitive Agreement

     Effective as of May 31, 2007, Pier 1 Imports, Inc. (the "Company"), through its subsidiary, Pier 1 Imports (U.S.), Inc., entered into the Second Amendment to Credit Agreement by and among Pier 1 Imports (U.S.), Inc., Bank of America, N.A., the facility guarantors party thereto and the lenders party thereto (the "Amendment"). The Amendment further amends the Company's secured credit agreement dated November 22, 2005 (the "Agreement") by changing the definition of the borrowing base to include additional eligible assets and to revise certain advance rates. The maturity date of the Agreement was extended from the original maturity date of November 22, 2010 to May 31, 2012, and the Amendment provided a new pricing grid for determining applicable interest rates. The Amendment also revises certain other definitions and terms of the Agreement, including the allowable use of proceeds and permitted dispositions.

     A copy of the Amendment is included as Exhibit 10.1 to this Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits.

          (d)  Exhibits

          Exhibit No.    Description

          10.1 Second Amendment to Credit Agreement dated as of May 31, 2007 by and among Pier 1 Imports (U.S.), Inc., Bank of America N.A., the facility guarantors party thereto and the lenders party thereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PIER 1 IMPORTS, INC.


Date: May 31, 2007                  By: /s/ Michael A. Carter
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                                        Michael A. Carter, Senior Vice President
                                        and General Counsel